Pending Acquisition of SPHSA (Details Textual) (Pending Acquisition Of Sphsa [Member], USD $)	1 Months Ended
	Aug. 21, 2012	Aug. 16, 2012
Pending Acquisition Of Sphsa [Member]
Equity Method Investment, Ownership Percentage		100.00%
Loans given by subsidiary company		$ 2,000,000
Noncash or Part Noncash Acquisition, Description	The purchase price for the shares of SPHSA under the Offer was ZAR 4,000 (approximately $500.00) per share of SPHSA. The Acquisition Agreement provides that SPI will settle the purchase price it is paying for the shares of SPHSA in shares of SPI in the ratios of (i) 1,000 common shares of SPI for each share of SPHSA and (ii) 1,000 common shares of SPI for each ZAR 4,000 in principal amount of loans owed by SPHSA to its shareholders.